                                                                    Exhibit 10.2

                               CUSTODIAL AGREEMENT

      CUSTODIAL AGREEMENT (this "Custodial Agreement") dated as of May 25, 2006, made by and among:

            (i)   MORTGAGEIT, INC., a New York corporation ("MIT"), MHL FUNDING
                  CORP., a Delaware corporation ("MHL") and MORTGAGEIT HOLDINGS,
                  INC., a Maryland corporation ("Holdings" and collectively with
                  MIT and MITF, the "Sellers" and individually a "Seller");

            (ii)  DEUTSCHE BANK NATIONAL TRUST COMPANY, as custodian for the
                  Buyer (in such capacity, the "Custodian"); and

            (iii) BANK OF AMERICA, N.A. (the "Buyer").

                                    RECITALS

      The Sellers and the Buyer are parties to the Master Repurchase Agreement, dated as of May 25, 2006 (as amended, supplemented or otherwise modified and in effect from time to time, the "Repurchase Agreement"), pursuant to which the
Buyer and Sellers have agreed, subject to the terms and conditions of the
Repurchase Agreement, to enter into Transactions (as defined therein) for the purchase by the Buyer of certain Purchased Assets and the resale of such
Purchased Assets to the related Sellers on dates certain as more particularly described in the Repurchase Agreement.

      It is a condition precedent to the effectiveness of the Repurchase
Agreement that the parties hereto execute and deliver this Custodial Agreement to provide for the appointment of the Custodian as custodian hereunder. This
Custodial Agreement is the Custodial Agreement referred to in the Repurchase
Agreement. Accordingly, the parties hereto agree as follows:

               Section 1.  Definitions.

      Unless otherwise defined herein, terms defined in the Repurchase Agreement shall have their respective assigned meanings when used herein, and the following terms shall have the following meanings:

      "Acceptable Attorney" shall mean any attorney-at-law to which the
Custodian has sent an Attorney's Bailee Letter, except for an attorney whom the
Buyer has notified the Custodian and the Seller in writing that such attorney is not reasonably satisfactory to the Buyer.

      "Aggregation Account" shall have the meaning specified in Section 2(d)
hereof.

      "Approved Purchaser" shall mean any third party purchaser of a Loan, except for any person whom the Buyer has notified the Custodian and the Sellers in writing that such person is not reasonably satisfactory to the Buyer.

      "Approved Title Insurance Company" shall mean a title insurance company that has not been disapproved by the Buyer in its sole discretion, provided on a list delivered to the Custodian by the Buyer.

      "Assignment of Mortgage" shall mean with respect to any Mortgage, an assignment of the Mortgage, notice of transfer or equivalent instrument in recordable form, reflecting the assignment and pledge of the Mortgage.

      "Attorney's Bailee Letter" shall mean a letter substantially in the form of Annex 12 hereto.

      "Authorized Representative" shall have the meaning specified in Section 18 hereof.

      "Business Day" shall mean any day other than (i) a Saturday or Sunday or
(ii) a day upon which the Buyer, the Custodian or banking institutions in the
State of New York are obligated by law or executive order to be closed.

      "Co-op Corporation" shall mean, with respect to any Co-op Loan, the cooperative apartment corporation that holds legal title to the related Co-op
Project and grants occupancy rights to units therein to stockholders through
Proprietary Leases or similar arrangements.

      "Co-op Loan" shall mean a Loan secured by a first lien pledge of stock allocated to a dwelling unit in a residential cooperative housing corporation and collateral assignment of the related Proprietary Lease granting exclusive rights to occupy the related Co-op Unit in the building owned by the related
Co-op Corporation.

      "Co-op Project" shall mean, with respect to any Co-op Loan, all real property and improvements thereto and rights therein and thereto owned by a
Co-op Corporation including without limitation the land, separate dwelling units and all common elements.

      "Co-op Shares" shall mean, with respect to any Co-op Loan, the shares of stock issued by a Co-op Corporation and allocated to a Co-op Unit and represented by a stock certificate.

      "Co-op Unit" shall mean, with respect to any Co-op Loan, a specific unit in a Co-op Project.

      "Custodial Delivery Failure" shall have the meaning specified in Section
13 hereof.

      "Custodian Loan Transmission" shall mean in the case of each Loan, a computer-readable transmission containing the following information to be delivered by the Custodian to the Buyer pursuant to this Custodial Agreement:
the Loan number, Mortgagor's name, a code indicating whether the Loan is a MERS
Loan, and if so, the MERS Identification Number, codes indicating Exceptions and, with respect to any Loan Files which have been released (i) to any Seller pursuant to Section 5(a) hereof, (ii) pursuant to a Transmittal Letter as described in Section 5(b) hereof, or (iii) pursuant to an Attorney Bailee Letter as described in Section 5(c) hereof, the date such Loan Files were released and to whom they were released. The Custodian shall incorporate all current data provided by the related Seller to the Custodian into the Custodian Loan
Transmission.

      "Default" means any event, that, with the giving of notice or the passage of time or both, would constitute an Event of Default.

      "Disbursement Account" shall have the meaning specified in Section 2(e)
hereof.

      "Dry Loan" shall mean a first or second lien Loan which is underwritten in accordance with the Underwriting Guidelines which Loan File contains all required Loan Documents.

      "Electronic Agent" shall mean MERSCORP, Inc.

      "Electronic Tracking Agreement" shall mean the Electronic Tracking
Agreement, dated as of the date hereof, among the Sellers, the Buyer, the
Electronic Agent and MERS, as the same shall be amended, supplemented or otherwise modified from time to time.

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      "Eligible Asset" shall have the meaning assigned thereto in the Repurchase
Agreement.

      "Escrow Letter" shall mean, with respect to any Wet Funded Loan that becomes subject to a Transaction before the end of the applicable rescission period, an escrow agreement or letter, which is fully assignable to the Buyer, stating that in the event of a Rescission or if for any other reason the Loan fails to fund on a given day, the party conducting the closing is holding all funds which would have been disbursed on behalf of the Mortgagor as agent for and for the benefit of the Buyer and such funds shall be returned to the applicable Seller not later than one Business Day after the date of Rescission or other failure of the Loan to fund on a given day.

      "Event of Default" shall have the meaning provided in Section 18 of the
Repurchase Agreement.

      "Exception" shall mean, with respect to any Loan, (a) any Exception identified on Annex 13 hereto or as otherwise reasonably determined by the
Buyer; or (b) with respect to which a Responsible Officer of the Custodian receives written notice or has actual knowledge of a lien or security interest in favor of a Person other than the Buyer with respect to such Loan.

      "Exception Report" means a list, in a format mutually acceptable to the
Buyer, the Custodian and the Sellers, of Purchased Assets delivered by the
Custodian to the Buyer and the Sellers in an electronic format as provided in
Section 3 hereof, reflecting the Purchased Assets held by the Custodian for the benefit of the Buyer, which includes codes as described in Annex 13 indicating any Exceptions with respect to each Purchased Asset listed thereon. Each
Exception Report shall set forth (a) the Purchased Assets being purchased by the
Buyer on any applicable Purchase Date as well as the Purchased Assets previously pledged to the Buyer and held by the Custodian hereunder, which such Purchased
Asset shall be listed separately from those funded on the current Purchase Date, and (b) all Exceptions with respect thereto, with any updates thereto from the time last delivered.

      "Insured Closing Letter" shall mean a letter of indemnification from an
Approved Title Insurance Company addressed to the applicable Seller with coverage that is customarily acceptable to Persons engaged in the origination of
Loans, identifying the Settlement Agent covered thereby.

      "Loan" means a mortgage loan or Co-op Loan which the Custodian has been instructed to hold for Buyer pursuant to this Agreement.

      "Loan Documents" shall mean, with respect to a Loan, the documents comprising the Loan File for such Loan.

      "Loan File" shall mean, as to each Loan, those documents listed in Annex
16 of this Custodial Agreement that are delivered to the Custodian or which at any time come into the possession of the Custodian.

      "Loan Transmission" shall mean the list of Loans in a computer-readable transmission in a standardized text format delivered by the Seller to Buyer and the Custodian together with each Transaction Notice and attached by the
Custodian to the related Trust Receipt incorporating the fields identified on
Annex 1 or as otherwise mutually agreed upon by the Buyer, the Seller and the
Custodian.

      "Market Value" means (i) with respect to any Purchased Asset that is an
Eligible Asset, as of any date of determination, the value at which such
Purchased Asset could be readily sold as ascribed to such asset by Buyer in its sole discretion as marked to market daily or otherwise, taking into account customary factors such as market conditions, interest rates and other factors deemed appropriate by Buyer and (ii) with respect to a Purchased Asset that is not an Eligible Asset, zero.

                                        3

      "MERS" shall mean Mortgage Electronic Registration Systems, Inc., a corporation organized and existing under the laws of the ---- State of Delaware, or any successor thereto.

      "MERS Designated Mortgage Loan" shall mean any Loan as to which the related Mortgage or Assignment of Mortgage has been recorded in the name of
MERS, as agent for the holder from time to time of the Note and which is identified as a MERS Designated Mortgage Loan on the related Loan Transmission.

      "MERS Identification Number" shall mean the eighteen digit number permanently assigned to each MERS Designated Mortgage Loan.

      "Mortgage" means a mortgage, deed of trust, or other instrument that creates a first or second lien on either (i) with respect to a Loan other than a
Co-op Loan, the fee simple or leasehold estate in such real property or (ii)
with respect to a Co-op Loan, the Proprietary Lease and related Co-op Shares, which in either case secures a Note.

      "Mortgaged Property" means the real property (including all improvements, buildings, fixtures, building equipment and personal property affixed thereto and all additions, alterations and replacements made at any time with respect to the foregoing) and all other collateral securing repayment of the debt evidenced by a Note.

      "Mortgagor" means the obligor on a Note.

      "Note" shall mean the original executed promissory note or other evidence of the indebtedness of a Mortgagor with respect to a Loan.

      "Notice of Sale and Request for Release" shall mean a notice to the
Custodian and the Buyer in the form of Annex 3 hereto that certain of the Loans are being sold and specifying the date of such sale and the amount of the
Repurchase Price being paid off with the proceeds of such sale and requesting that certain documents with respect to such Loans be delivered to the related third party purchaser.

      "Officer's Certificate" shall mean a certificate signed by a Responsible
Officer of the Person delivering such certificate and delivered as required by this Custodial Agreement.

      "Opinion of Counsel" shall mean a written opinion letter of counsel in form and substance reasonably acceptable to the party receiving such opinion letter.

      "Proprietary Lease" shall mean the lease on a Co-op Unit evidencing the possessory interest of the owner in the Co-op Shares in such Co-op Unit.

      "Purchased Assets" shall mean , with respect to a Transaction, the related
Loans, together with the related Records, Servicing Rights, any Seller's rights under any related Hedge Instruments, all mortgage guaranties and insurance relating to such Purchased Assets (issued by governmental agencies or otherwise)
and any mortgage insurance certificate or other document evidencing such mortgage guaranties or insurance relating to such Purchased Assets and all claims and payments thereunder, any Seller's rights under any takeout commitment related to the Loans, any purchase agreements or other agreements or contracts relating to or constituting any or all of the foregoing, all "accounts" as defined in the Uniform Commercial Code relating to or constituting any or all of the foregoing, all other insurance policies and insurance proceeds relating to any Purchased Asset or the related Mortgaged Property, any security account and all rights to Income and the rights to enforce such payments arising from any of the Purchased Assets, the Servicing Rights, all guarantees or other support for the related Loans, and any and all instruments, chattel paper, general intangibles, replacements, substitutions, distributions on or proceeds with respect to any of the

                                        4

foregoing. The term "Purchased Assets" with respect to any Transaction at any time also shall include Additional Purchased Assets delivered pursuant to
Section 6(a) of the Repurchase Agreement.

      "Program Documents" shall have the meaning assigned thereto in the
Repurchase Agreement.

      "Rescission" shall mean the right of a Mortgagor to rescind the related
Note and related documents pursuant to applicable law and regulation.

      "Responsible Officer" shall mean, as to any Person, the chief executive officer or, with respect to financial matters, the chief financial officer of such Person; provided, that in the event any such officer is unavailable at any time he or she is required to take any action hereunder, Responsible Officer shall mean any officer authorized to act on such officer's behalf as demonstrated by a certificate of corporate resolution. With respect to the
Custodian, Responsible Officer shall mean any managing director, director, associate, principal, vice president, assistant vice president, assistant secretary, assistant treasurer, trust officer or any other officer of the
Custodian customarily performing functions similar to those performed by any of the above designated officers and also means, with respect to a particular corporate trust matter, any other officer to whom such matter is referred because of his knowledge of and familiarity with the particular subject.

      "Review Procedures" shall have the meaning specified in Section 3(a)
hereof.

      "Seller's Wire" shall have meaning specified in Annex 18.

      "Settlement Agent" shall mean, with respect to any Wet Funded Loan, the
Person specified in the Transaction Notice (which may be a title company, escrow company or attorney in accordance with local law and practice in the jurisdiction where the related Wet Funded Loan is being originated and which is not listed as an Unapproved Settlement Agent on Annex 15 attached hereto as revised from time to time by the Buyer) to which the proceeds of the related
Purchase Price are to be distributed by the Custodian in accordance with the instructions of the Seller provided in the applicable Loan Transmission.

      "Transaction" shall have the meaning assigned thereto in the Repurchase
Agreement.

      "Transaction Notice" means a written request of any Seller to enter into a
Transaction, in the form attached as Annex 18 hereto which is delivered to Buyer and Custodian.

      "Transmittal Letter" shall mean a letter substantially in the form of
Annex 11 hereto.

      "Trust Receipt" shall mean the trust receipt in the form annexed hereto as
Annex 2 delivered to the Buyer by the Custodian covering the Loans subject to this Custodial Agreement from time to time, as reflected on the Loan
Transmission and Exception Report attached thereto.

      "Underwriting Guidelines" shall have the meaning assigned to it in the
Repurchase Agreement.

      "Unapproved Settlement Agent" shall mean a Settlement Agent listed on
Annex 15 attached hereto.

      "Wet Funded Loan" shall mean a wet-funded first or second lien Loan which is acceptable to the Buyer and as of the Purchase Date does not contain all the required Loan documents specified in Section 2(a) in the related Loan File, which has the following characteristics:

            (a) the proceeds thereof have been funded by wire transfer or cashier's check, cleared check or draft or other form of immediately available funds to the Settlement Agent or funding Buyer for such Wet Funded Loan;

                                        5

            (b) such Wet Funded Loan has closed on the disbursement date and become a valid first lien securing actual indebtedness by funding to the order of the Mortgagor thereunder;

            (c) the proceeds thereof have not been returned to the Buyer or its agent from the Settlement Agent for such Wet Funded Loan;

            (d) the Seller has not learned that such Wet Funded Loan will not be closed and funded to the order of the Mortgagor; and

            (e) upon recordation such Loan will constitute a first or second lien on the premises described therein.

               Section 2. Delivery of Loan Files.

      (a)   The related Seller shall from time to time deliver Loan Files to the
Custodian to be held hereunder, which shall be reviewed by the Custodian as provided in Section 3. With respect to each Transaction, (i) in the case of
Dry Loans, the related Seller shall provide written notice, in the form of a
Transaction Notice together with the related Loan Transmission, to the Buyer and the Custodian with respect to such Dry Loans which are to be purchased no later than 6:00 p.m. (eastern time) on the day prior to the requested Purchase Date,
(ii) in the case of Wet Funded Loans, the related Seller shall provide written notice, in the form of a Transaction Notice together with the related Loan
Transmission to the Buyer and the Custodian with respect to such Wet Funded
Loans which are to be purchased no later than 3:00 p.m. (eastern time) on the requested Purchase Date and (iii) in the case of Dry Loans, the related Seller shall have delivered to the Custodian the items set forth on Annex 16 hereto pertaining to the Dry Loans not later than 12:00 noon (eastern time) on the
Business Day prior to the requested Purchase Date. At the Buyer's request, the related Seller shall deliver by facsimile to the Buyer copies of the related
Insured Closing Letters.

      Notwithstanding anything herein to the contrary, in the event that more than 250 Loan Files are to be delivered on any Purchase Date, the Custodian shall have such additional time to complete its review of such Loan Files in excess of 250 as agreed between the Custodian and the related Seller. In such event, the related Seller shall deliver the Loan Files to the Custodian so that the Custodian shall have the time required to complete its review and issue the required Trust Receipts on the Purchase Date.

      (b)   From time to time, the related Seller shall forward to the Custodian additional original documents or additional documents evidencing any assumption, modification, consolidation or extension of a Loan approved by the related
Seller, or other documents with respect to a Loan, in accordance with the terms of the Repurchase Agreement, and upon receipt of any such other documents, the
Custodian shall hold such other documents for the Buyer hereunder.

      With respect to any documents which have been delivered or are being delivered to recording offices for recording and have not been returned to the related Seller in time to permit their delivery hereunder at the time required, in lieu of delivering such original documents, the related Seller shall deliver to the Custodian a copy thereof certified by the related Seller, originating lender, title company or escrow closing company as a true, correct and complete copy of the original which has been transmitted for recordation. The related
Seller shall deliver such original documents to the Custodian promptly when they are received if the related Loan is then subject to this Custodial Agreement.

      (c)   With respect to any Loan, if the Custodian has identified such Loan as having any Exception or if the related Seller has knowledge of any
Exception, the related Seller shall promptly and diligently notify the Buyer of any such Exception and shall promptly and diligently attempt to cure any such
Exception.

                                        6

      (d)   The Custodian shall establish and maintain an aggregation account
(the "Aggregation Account") for and on behalf of the Buyer entitled
"MortgageIT - Aggregation Account for the benefit of Bank of America, N.A." The account number shall be ABA # 021-001-033, Account #52511. In connection with any Wet Funded Loan, the Seller shall be required to remit to the Custodian by
1:00 p.m. on the Purchase Date an amount equal to the excess of (i) the amount required to be remitted in connection with the closing of such Wet Funded Loan over (ii) the amount to be paid as the Purchase Price by the Buyer pursuant to the Repurchase Agreement with respect to such Wet Funded Loan which the
Custodian shall remit into the Aggregation Account upon receipt. All amounts remitted on account of the Purchase Price made by the Buyer to the Seller, which the Seller requests the Buyer to remit to the Custodian, shall be remitted no later than 4:30 p.m. (eastern time) and shall be deposited in such Aggregation
Account by the Custodian upon receipt. The Buyer shall not be required to remit any funds to the Aggregation Account, unless and until all conditions precedent set forth in the Repurchase Agreement have been satisfied and the Custodian has confirmed that it has received the funds required to remitted by the Seller. All related fees and expenses for the Aggregation Account shall be borne by the related Seller. The Aggregation Account shall be maintained for the sole benefit of the Buyer and the Custodian shall take direction as to the control of the
Aggregation Account solely for the benefit of the Buyer. Neither the related
Seller nor any other person claiming on behalf of or through the related Seller shall have any right or authority, whether express or implied, to close or make use of, or, except as expressly provided in the following sentence, withdraw any funds from, the Aggregation Account. The Buyer hereby authorizes the Custodian for purposes hereof, that unless the Custodian shall receive notice in writing from the Buyer to the contrary prior to the transfer of such funds, on each
Purchase Date and with respect to each Loan identified by the related Seller in its Loan Transmission, to deposit all funds received from the Buyer which are deposited to the Aggregation Account to the Disbursement Account (as defined below); provided, however, that the Custodian shall not transfer funds to the
Disbursement Account unless it has verified that the Disbursement Account has been reconciled and the balance is zero. Funds retained in the Aggregation
Account shall remain uninvested and the Custodian shall not be liable for interest on such funds.

      The applicable Seller hereby represents that it shall be solely responsible for assuring that the information provided in the Loan Transmission is correct.

      (e)   (i)   In connection with the funding of any Wet Funded Loans, the
Seller shall establish a Disbursement Account ("the Disbursement Account")
with the Custodian to be designated "MortgageIT - Disbursement Account". The
Account Number shall be ABA #021-001-033, Account # 52512. The related Seller by delivery of the Loan Transmission requests that the Custodian, and the Custodian shall, transfer from the Aggregation Account to the Disbursement Account by 4:30
p.m. (eastern time) on the day of closing for such Wet Funded Loan, to the extent of the balance of funds in the Aggregation Account, all of the funds necessary to close such Wet Funded Loan; provided, however, that the Custodian shall not transfer any funds into the Disbursement Account unless it has verified that the balance of the Disbursement Account is zero. The related
Seller will be obligated to cover any shortfalls related to the Disbursement
Account if the Buyer's requirement to pay the Purchase Price will not be sufficient to cover disbursements to the Settlement Agent due to a Rescission or other reason that the Loan expected to be funded with such funds did not close.
Funds retained in the Disbursement Account shall remain uninvested and the
Custodian shall not be liable for interest on such funds. The Custodian shall reconcile the Disbursement Account twice daily. The Custodian shall identify all funds received in connection with the Rescission of any Loan.

      (ii)  On each Purchase Date, the related Seller will disburse funds in the
Disbursement Account to the Settlement Agents in accordance with the Wire
Instruction Data in the Loan Transmission, provided that sufficient funds exist in the Disbursement Account. The Seller hereby agrees to hold all funds in the
Disbursement Account in trust for use solely in connection with the funding of
Loans pursuant to the Repurchase Agreement and approved by the Buyer. Upon written request, the Custodian shall provide the Buyer with the federal wire reference number for a particular payment made by the Seller out of the
Disbursement Account.

                                        7

      (iii) If any funds disbursed on any date in accordance with clause (ii) of this Section 3(e) are returned to the Disbursement Account (A) the Custodian shall transfer such funds from the Disbursement Account to the Aggregation
Account in accordance with Section 3(f), and (B) the Buyer shall, upon receipt of such amounts, apply the same to the Loan or Loans. The Seller shall instruct each Settlement Agent regarding funds disbursed to such Settlement Agent in accordance with the terms of the Repurchase Agreement and shall cause such
Settlement Agent to redeposit such funds in the Disbursement Account for the benefit of the Buyer not later than 5:00 p.m. on the date of Rescission or other failure of a Loan to fund on a given day. The Custodian shall provide to the
Seller and Buyer not later than 5:00 p.m. (eastern time), on each Business Day a report of all Rescission amounts credited to the Disbursement Account by 5:00
p.m. (eastern time) on such Business Day.

      (f) Unless otherwise instructed by the Buyer in writing, before the close of business on each Business Day, the Custodian shall withdraw all collected amounts as of 5:30 p.m. (eastern time) then standing to the credit of the
Disbursement Account related to Rescissions or other unfunded Loans and (i)
deposit an amount equal to the amount funded by the Buyer in connection with such Rescission or unfunded Loan to the following account of the Buyer at Bank of America, N.A., ABA # 111000012, Account # 1292000883, Ref: REPO-MortgageIT,
Attn: Ngozi Ebete and (ii) transfer to the Seller, all monies remaining after the transfer referred to in (i) above has occurred.

               Section 3. Loan Transmission; Exception Report; Trust Receipt;
      Disbursement Account.

      (a)   If the Custodian has received a Loan File for a Loan identified on the Loan Transmission as provided in the preceding section, the Custodian shall review the documents required to be delivered pursuant to Section 2(a) above.
The Custodian shall deliver by electronic transmission, to the related Seller and the Buyer, separate Custodian Loan Transmissions no later than 12:00 noon
(eastern time) with respect to Dry Loans and 3:30 p.m. (eastern time) with respect to Wet Funded Loans, on each day. The Custodian shall deliver each original Trust Receipt and Custodian Loan Transmission to Bank of America, N.A.,
at 214 North Tryon Street, NC1-027-19-01, Charlotte, North Carolina 28255,
Attention: Christopher Young/Cameron Buchanan for the account of Bank of
America, N.A., (telephone number (704) 388-8403) on each Purchase Date, or
Business Day that Loan Files are released following any sale of the related
Loan, by overnight delivery using a nationally recognized overnight delivery service at the related Seller's expense. Separate Trust Receipts shall be delivered with respect to Wet Funded Loans and Dry Loans. Provided that the
Buyer shall have received the Trust Receipt for Dry Loans by the time referred to above in this paragraph (a), the Buyer shall use its best efforts to wire the
Purchase Price for Dry Loans to the applicable Seller by 1:00p.m. (eastern time)
on the Purchase Date for such Dry Loans. Each Trust Receipt and Custodian Loan
Transmission subsequently delivered by the Custodian to the Buyer shall supersede and cancel the Trust Receipt and Custodian Loan Transmission previously delivered by the Custodian to the Buyer hereunder, and shall replace the then existing Custodian Loan Transmission and the then existing Trust
Receipt; provided that any Wet Funded Loan Trust Receipt issued shall only supersede any previously issued Wet Funded Loan Trust Receipt, and any Dry Loan
Trust Receipt shall only supersede any previously issued Dry Loan Trust Receipt.

      The delivery of each Trust Receipt and Custodian Loan Transmission to the
Buyer shall be the Custodian's representation that, other than the Exceptions listed: (i) all documents in respect of such Loan required to be delivered at such time pursuant to Section 2(a)(i), (ii) and (iii) of this Custodial
Agreement, and the documents listed in Sections (i), (ii), (iii) and (iv) and in the case of Co-op Loans (xi) of Annex 16 (and if actually delivered to the
Custodian the documents listed at Sections (v) - (x) of Annex 16 ), have been delivered and are in the possession of the Custodian as part of the Loan File for such Loan; (ii) all such documents have been reviewed by the Custodian in accordance with the review procedures attached hereto as Annex 4 (the "Review
Procedures") and appear on their face to be regular and to relate to such Loan and to

                                        8

satisfy the requirements set forth in Section 2 of this Custodial Agreement; and
(iii) each Loan identified in such Custodian Loan Transmission is being held by the Custodian as bailee for the Buyer and/or its designees pursuant to this
Custodial Agreement.

      (b)   In connection with any Trust Receipt and Custodian Loan Transmission delivered hereunder by the Custodian, the Custodian makes no representations as to and shall not be responsible to verify (A) the validity, legality, enforceability, due authorization, recordability, sufficiency, or genuineness of any of the documents contained in each Loan File or (B) the collectability, insurability, effectiveness or suitability of any such Loan. Subject to the following sentence, the Sellers and the Buyer hereby give the Custodian notice that from and after the Purchase Date, the Buyer shall have an ownership interest in (or, alternatively a security interest) in each Loan identified on a
Custodian Loan Transmission until such time that the Custodian receives written notice from the Buyer that the Buyer no longer has a security interest in such
Loan.

      (c)   With respect to Wet Funded Loans, the delivery of the Transaction
Notice and Loan Transmission to the Custodian by the related Seller shall be deemed to constitute required documents with respect to the related Wet Funded
Loan (and shall be deemed to be a certification by the related Seller that such
Loan is a Wet Funded Loan) and the documents specified in Section 2(a)(iii)
above shall not be required to be delivered with respect to such Wet Funded Loan on the related Purchase Date. Notwithstanding the foregoing, the related Seller shall deposit with the Custodian the documents described in Section 2(a)(iii)
above for such Wet Funded Loan as soon as possible and, in any event, within seven (7) Business Days after the Purchase Date of such Wet Funded Loan. The
Custodian shall notify the Buyer within one (1) Business Day of the failure by the related Seller to deliver any document by the time provided in the previous sentence. Upon deposit of such documents with the Custodian, the Custodian shall review such documents in accordance with the Review Procedures, shall promptly notify Buyer if such documents do not comply with the requirements thereof and shall indicate on its records that Custodian maintains possession of such documents for Buyer hereunder. The related Seller hereby represents, warrants and covenants to Buyer and Custodian that the related Seller and any person or entity acting on behalf of such Seller that has possession of any of the documents described in Section 2(a)(iii) above for such Wet Funded Loan prior to the deposit thereof with Custodian will hold such documents in trust for Buyer.

               Section 4.  Obligations of the Custodian.

      (a)   The Custodian shall maintain continuous custody of all items constituting the Loan Files in secure facilities in accordance with customary standards for such custody and shall reflect in its records the interest of the
Buyer therein. Each Loan File shall be maintained in fire resistant facilities.

      (b)   With respect to the documents constituting each Loan File, the
Custodian shall (i) act exclusively as the bailee of, and custodian for, the
Buyer, (ii) hold all documents constituting such Loan File received by it for the exclusive use and benefit of the Buyer, and (iii) make disposition thereof only in accordance with the terms of this Custodial Agreement or with written instructions furnished by the Buyer, a copy of which shall be provided by Buyer to Sellers promptly; provided, however, that in the event of a conflict between the terms of this Custodial Agreement and the written instructions of the Buyer, the Buyer's written instructions shall control.

       (c)  In the event that (i) the Buyer, the Sellers or the Custodian shall be served by a third party with any type of levy, attachment, writ or court order with respect to any Loan File or any document included within a Loan File or (ii) a third party shall institute any court proceeding by which any Loan
File or a document included within a Loan File shall be required to be delivered otherwise than in accordance with the provisions of this Custodial Agreement, the party receiving such service shall promptly deliver or cause to be delivered to the other parties to this Custodial Agreement copies of all court papers, orders, documents and other materials concerning such proceedings. The Custodian shall, to the extent permitted by law or any court

                                        9

order continue to hold and maintain all the Loan Files that are the subject of such proceedings pending a final, nonappealable order of a court of competent jurisdiction permitting or directing disposition thereof. Upon final determination of such court, the Custodian shall dispose of such Loan File or any document included within such Loan File as directed by the Buyer which shall give a direction consistent with such determination. Expenses of the Custodian
(including reasonable attorneys' fees and related expenses) incurred as a result of such proceedings shall be borne by the Sellers.

      (d)   The Buyer hereby acknowledges that the Custodian shall not be responsible for the validity of the Buyer's ownership interest or the validity and perfection of the Buyer's security interest in the Purchased Assets under the Repurchase Agreement, other than the Custodian's obligation to take and maintain possession of Loans as set forth in Section 2 and Section 5 hereof.

      (e)   During the term of this Custodial Agreement, if the Custodian discovers any nonconformity with the review criteria in Annex 4 with respect to any Loan File, the Custodian shall, by means of the Exception Report, give written specification of such nonconformity to the Buyer and the Sellers.

               Section 5. Release of Purchased Assets.

      (a)   From time to time until the Custodian is otherwise notified in writing by an Authorized Representative of the Buyer, which notice shall be given by the Buyer only following the occurrence of a Default, the Custodian is hereby authorized upon receipt of a written request of the related Seller to release Loan Files relating to Loans in the possession of the Custodian to the related Seller, or its designee, for the purpose of servicing or correcting documentary deficiencies relating thereto against a request for release of Loan
Files and receipt (a "Request for Release and Receipt") executed by the related
Seller in the form of Annex 5 hereto, which Request for Release and Receipt must also be executed by the Buyer in the event that more than one hundred (100) Loan
Files would be released following such requested release. The Custodian shall promptly notify the Buyer of the occurrence of each such release of Loan Files and shall keep track of each such release of Loan Files. The Buyer hereby agrees to respond to a Request for Release and Receipt, via facsimile, no later than one (1) Business Day after the Buyer's receipt thereof. The related Seller or its designee shall return to the Custodian each Loan File previously released by the Custodian within ten (10) calendar days after receipt thereof other than for any Loan which has been paid in full by the related Mortgagor or any Loan as to which the related Loan File has been released pursuant to Section 5(c) to an
Acceptable Attorney pursuant to an Attorney's Bailee Letter. The related Seller hereby further represents and warrants to the Buyer that any such request by the related Seller for release of Purchased Assets shall be solely for the purposes set forth in the Request for Release and Receipt and that the related Seller shall request such release in compliance with all terms and conditions of such release set forth in the Repurchase Agreement.

      (b)   (i)   From time to time until otherwise notified in writing by the
Buyer, which notice shall be given by the Buyer only following the occurrence of a Default, the Custodian is hereby authorized upon receipt of written request of the related Seller at least two (2) Business Days prior to the date of the anticipated sale, to release Loan Files in the possession of the Custodian to a third-party purchaser (subject to the written consent of the Buyer if such third party purchaser is not an Approved Purchaser) for the purpose of resale thereof against a Notice of Sale and Request for Release executed by the related Seller and the Buyer (in its discretion) in the form of Annex 3 hereto. On such Notice of Sale and Request for Release, the Seller shall indicate the Loans to be sold, such information to be provided in electronic medium acceptable to the related
Seller and the Custodian, the approximate amount of sale proceeds anticipated to be received, the date of such anticipated sale, the name and address of the third-party purchaser, whether the shipment is made pursuant to the sale of the
Loans to a third party or pursuant to the formation of a mortgage pool supporting a mortgage-backed or asset-backed security (an "MBS"), and the preferred method and date of delivery.

                                       10

      (ii)  Any transmittal of Loan Files for Loans in the possession of the
Custodian in connection with the sale thereof to a third-party purchaser will be under cover of a transmittal letter substantially in the form attached hereto as
Annex 11 duly completed by the Custodian and executed by the Custodian. Promptly upon receipt by Buyer of the full amount of the takeout proceeds (constituting not less than the "Payoff Amount") into the account set forth in such transmittal letter, the Buyer shall notify the Custodian thereof in writing by
4:00 p.m. (eastern time) for proceeds received no later than 3:00 p.m. (eastern time) on such day. Any Payoff Amount sent by a third-party purchaser of Loans shall be sent to the account designated by the Buyer. Any excess proceeds received by the Buyer shall be remitted to the related Seller in accordance with the terms of the Repurchase Agreement.

      (c)   (i)   From time to time until otherwise notified in writing by the
Buyer, which notice shall be given by the Buyer only following the occurrence of a Default, and as appropriate for the foreclosure of any of the Loans, the
Custodian is hereby authorized, upon receipt of a Request for Release and
Receipt from the related Seller to send to an Acceptable Attorney copies or originals of the Loan Files listed in the Request for Release and Receipt. In accordance with the terms of the Attorney's Bailee Letter, the Acceptable
Attorney to whom such Loan Files are sent is instructed to acknowledge receipt of each such document by faxing to the Buyer and the Custodian a list of such
Loan Files confirming that such Acceptable Attorney is holding the same as bailee of the Buyer under the applicable Attorney's Bailee Letter, for receipt as soon as possible and in any event no later than three (3) Business Days following receipt thereof by such Acceptable Attorney. The Buyer may, by written notice to the Custodian and the related Seller, respectively, exclude any attorney-at-law with whom the Buyer is not reasonably satisfied, from being an
Acceptable Attorney. The Custodian shall promptly notify the Buyer that it has released any Loan File to an Acceptable Attorney and if it has not received such
Loan File within ten (10) calendar days.

      (ii)  In accordance with each Attorney's Bailee Letter, no later than three (3) Business Days prior to the foreclosure of any Loan, the Acceptable
Attorney party thereto shall notify the related Seller of the scheduled date of foreclosure of each such Loan (the "Scheduled Foreclosure Date"), and of any subsequent changes to the Scheduled Foreclosure Date. The related Seller hereby agrees in any event to promptly notify the Custodian and Buyer in writing upon completion of any foreclosure. On the date of foreclosure, such Loan shall be deemed deleted from any Trust Receipt then outstanding.

      (d)   From time to time until the Custodian is otherwise notified by the
Buyer, and with the prior written consent of the Buyer, the related Seller may substitute for one or more Eligible Loans constituting the Purchased Assets one or more substitute Eligible Loans having aggregate Market Value equal to or greater than the Market Value of the Loans being substituted for, or obtain the release of one or more Loans constituting Purchased Assets hereunder; provided that, after giving effect to such substitution or release, the Market Value of the then remaining Purchased Assets shall not cause a Margin Deficit to occur, which determination shall be made solely by the Buyer in accordance with the
Repurchase Agreement. In connection with any such requested substitution or release, the related Seller will provide notice to the Custodian and the Buyer no later than 12:00 p.m. (eastern time), on the date of such request, specifying the Purchased Assets to be substituted for or released and the substitute
Purchased Assets to be transferred hereunder in substitution therefor, if any, and shall deliver with such notice a revised Loan Transmission indicating any substitute Loans. If the Custodian and Buyer have received notice in accordance with the preceding sentence, the Custodian will effect the requested substitution or release no later than 3:00 p.m. (eastern time), two (2) Business
Days following the day on which such request was made after the Custodian has certified to the Buyer on such Business Day that the matters set forth in
Section 3(a) hereof with respect to any substitute Purchased Assets are true and correct. Each such substitution or release shall be deemed to be a representation and warranty by the related Seller that any substitute Loans are eligible for purchase under the Repurchase Agreement and that after giving effect to such substitution or release, the Market Value of the then remaining
Purchased Assets shall not cause a Margin Deficit to occur.

                                       11

      (e)   So long as no Event of Default has occurred and is continuing and to the extent written notice has been provided to the Custodian, the Custodian and the Buyer shall take such steps as they may reasonably be directed from time to time by the related Seller in writing, which such Seller deems necessary and appropriate, to transfer promptly and deliver to such Seller any Loan File in the possession of the Custodian relating to any Loan previously purchased by
Buyer but which the Seller, with the written consent of the Buyer, has notified the Custodian has ceased to be subject to the terms of the Repurchase Agreement, or any Loan in respect of which such Seller has paid the applicable Repurchase
Price in full. The Buyer agrees to reply promptly to any such request for transfer and delivery, and if any such request is received by 12:00 p.m.
(eastern time), the Buyer agrees to reply on the Business Day following the
Business Day such request is received.

               Section 6. Fees and Expenses of Custodian.

      The Custodian shall charge such fees for its services under this Custodial
Agreement as are set forth in a separate agreement between the Custodian and the
Sellers, the payment of which fees, together with the Custodian's expenses incurred in connection herewith, shall be solely the obligation of the Sellers.
The obligations of the Sellers under this Section 6 shall survive the termination of this Custodial Agreement and the resignation or removal of the
Custodian.

               Section 7. Removal or Resignation of Custodian.

      (a)   The Custodian may at any time resign and terminate its obligations under this Custodial Agreement upon at least 60 days' prior written notice to the Sellers and the Buyer. Promptly after receipt of notice of the Custodian's resignation, the Seller shall appoint, by written instrument, a successor custodian, subject to written approval by the Buyer (which approval shall not be unreasonably withheld). One original counterpart of such instrument of appointment shall be delivered to each of the Buyer, the Sellers, the Custodian and the successor custodian. If the successor Custodian shall not have been appointed within 60 days of the Custodian's providing such notice, the Custodian may petition any court of competent jurisdiction to appoint a successor
Custodian.

      (b)   The Buyer or the Sellers (with the consent of the Buyer, which consent shall not be unreasonably withheld), upon at least 60 days' prior written notice to the Custodian, may remove and discharge the Custodian (or any successor custodian thereafter appointed) from the performance of its obligations under this Custodial Agreement. Promptly after the giving of notice of removal of the Custodian, the Buyer shall appoint, by written instrument, a successor custodian, which appointment shall be reasonably acceptable to the
Sellers. One original counterpart of such instrument of appointment shall be delivered to each of the Buyer, the Sellers, the Custodian and the successor custodian.

      (c)   In the event of any such resignation or removal, the Custodian shall promptly upon the simultaneous surrender of any outstanding Trust Receipts held by Buyer, transfer to the successor custodian, as directed in writing, all the
Loan Files being administered under this Custodial Agreement and, if the endorsements on the Notes and the Assignments of Mortgage have been completed in the name of the Custodian, assign the Mortgages and endorse without recourse the
Notes to the successor Custodian or as otherwise directed by the Buyer. The cost of the shipment of Loan Files arising out of the resignation of the Custodian shall be at the expense of the Custodian unless such resignation is due to the nonpayment of its fees and expenses hereunder, in which case such expense shall be paid by the Sellers; and any cost of shipment arising out of the removal of the Custodian by the Buyer or the Sellers shall be at the expense of the party requesting such removal. The Sellers shall be responsible for the fees and expenses of the successor custodian and the fees and expenses for endorsing the
Notes and assigning the Mortgages to the successor custodian if required pursuant to this paragraph.

                                       12

               Section 8. Examination of Loan Files.

      Upon reasonable prior notice to the Custodian (which shall be two (2)
Business Days or such shorter period of time agreed to by the Custodian and the
Buyer unless a Default or Event of Default is outstanding in which case no such notice is required) and at the Seller's expense, the Buyer and each of its respective agents, accountants, attorneys and auditors will be permitted during normal business hours of the Custodian to examine the Loan Files, documents, records and other papers in the possession of or under the control of the
Custodian relating to any or all of the Purchased Assets.

               Section 9. Insurance of Custodian.

      At its own expense, the Custodian shall maintain at all times during the existence of this Agreement and keep in full force and effect fidelity insurance, theft of documents insurance, forgery insurance and errors and omissions insurance. All such insurance shall be in amounts, with standard coverage and subject to deductibles, all as is customary for insurance typically maintained by banks which act as custodian of collateral substantially similar to the Purchased Assets and act in a collateral agent capacity. Upon request, the Buyer or the Seller shall be entitled to receive a certificate of the respective insurer that such insurance is in full force and effect as to each such policy, with a copy of such policy attached.

               Section 10. Representations and Warranties.

      The Custodian represents and warrants to the Buyer that:

            (a)   The Custodian is (i) a banking corporation duly organized, validly existing and in good standing under laws of the state of New York and (ii) duly qualified and in good standing and in possession of all requisite authority, power, licenses, permits and franchises in order to execute, deliver and comply with its obligations under the terms of this
      Custodial Agreement.

            (b)   The Custodian has all requisite right, power and authority to execute and deliver this Custodial Agreement and to perform all of its duties as the Custodian hereunder.

            (c)   The execution, delivery and performance of this Custodial
      Agreement have been duly authorized by all necessary corporate action on the part of the Custodian, and neither the execution and delivery of this
      Custodial Agreement by the Custodian in the manner contemplated herein nor the Custodian's performance of and compliance with the terms hereof will violate, contravene or create a default under any charter document or bylaw of the Custodian.

            (d)   Neither the execution and delivery of this Custodial Agreement by the Custodian, nor its performance of and compliance with its obligations and covenants hereunder, require the consent or approval of any governmental authority or, if such consent or approval is required, it has been obtained.

            (e)   This Custodial Agreement, when executed and delivered by the
      Custodian, will constitute valid, legal and binding obligations of the
      Custodian, enforceable against the Custodian in accordance with their respective terms, except as the enforcement thereof may be limited by applicable debtor relief laws and that certain equitable remedies may not be available regardless of whether enforcement is sought in equity or at law.

            (f)   The Custodian is not an Affiliate of any of the Sellers.

            (g)   At all times the Custodian shall be a corporation or
      association organized and doing

                                       13

      business under the laws of the United States of America or of any State, shall be authorized under such laws to exercise corporate trust powers, subject to supervision or examination by the United States of America or any such State, and shall have (A) a short-term, unsecured debt rated at least P-1 by Moody's Investors Service, Inc. (or such lower rating as may be acceptable to the Seller and the Buyer) and (y) a short-term deposit rating of at least A-1 from Standard & Poor's Ratings Services, a division of the McGraw-Hill Companies, Inc. (or such lower rating as may be acceptable to the Seller and the Buyer).

            (h)   The Custodian shall at all times have a combined capital and surplus of at least $50,000,000 as set forth in its then most recent published annual report of condition.

               Section 11. Statements.

      Upon the request of the Buyer or the Sellers, the Custodian shall provide the Buyer or the Sellers, as applicable, with a list of all the Loans for which the Custodian holds a Loan File pursuant to this Custodial Agreement. Such list shall be in the form of a Custodian Loan Transmission and an Exception Report
and may be in electronic format. The Custodian shall furnish any other information with respect to the Loans that is available to the Custodian
(including, if applicable, running any MERS reports at the request of the
Buyer), upon the request of the Buyer and within a reasonable time after such request is made.

               Section 12. No Adverse Interest of Custodian.

      By execution of this Custodial Agreement, the Custodian represents and warrants that, it currently holds, and during the existence of this Custodial
Agreement shall hold, no adverse interest, by way of security or otherwise, in any Purchased Asset, and hereby waives and releases any such interest which it may have in any Loan as of the date hereof. The Purchased Assets shall not be subject to any security interest, lien or right to set-off by Custodian or any third party claiming through Custodian, and Custodian shall not pledge, encumber, hypothecate, transfer, dispose of, or otherwise grant any third party interest in, the Purchased Assets.

               Section 13. Indemnification of Custodian.

      The Sellers agree jointly and severally to reimburse, indemnify and hold the Custodian and its directors, officers, agents and employees harmless against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, or out-of-pocket expenses of any kind or nature whatsoever, including reasonable attorney's fees, that may be imposed on, incurred by, or asserted against it or them in any way relating to or arising out of this Custodial Agreement or any action taken or not taken by it or them hereunder unless such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, or out-of-pocket expenses were imposed on, incurred by or asserted against the Custodian because of the breach by the
Custodian of its obligations hereunder, or caused by the negligence, lack of good faith or willful misconduct on the part of the Custodian or any of its directors, officers, agents or employees. The foregoing indemnification shall survive any resignation or removal of the Custodian or the termination or assignment of this Custodial Agreement.

      In the event that the Custodian fails to produce a Note, Assignment of
Mortgage or any other document related to a Loan that was in its possession pursuant to Section 2 within two (2) Business Days after written request therefor by the Buyer or the Sellers in accordance with the terms and conditions of this Custodial Agreement; provided that (i) Custodian previously delivered to the Buyer a Trust Receipt, Custodian Loan Transmission and an Exception Report
which did not list such document as an Exception on the related Purchase Date;
(ii) such document is not outstanding pursuant to a Request for Release and
Receipt in the form annexed hereto as Annex 5 or a form of Notice of Sale and
Request for Release in the

                                       14

form annexed hereto as Annex 3; and (iii) such document was held by the
Custodian on behalf of the Seller or the Buyer, as applicable (a "Custodial
Delivery Failure"), then the Custodian shall (a) with respect to any missing
Note, promptly deliver to the Buyer and/or the related Seller as applicable, upon request, a Lost Note Affidavit in the form of Annex 9 hereto and (b) with respect to any missing document related to such Purchased Asset, including but not limited to a missing Note, indemnify the related Seller or Buyer in accordance with the succeeding paragraph of this Section 13. Notwithstanding the foregoing, in the event that the Custodian fails to produce a Note with respect to a Purchased Asset requested pursuant to Section 5(b) hereof which was not otherwise released by the Custodian pursuant to the terms of this Custodial
Agreement, the Custodian shall then promptly (but no later than two (2) Business
Days following such request) provide the Buyer or the related Seller, as applicable, with a Lost Note Affidavit. In the event that such original Note is subsequently found and delivered to the Buyer or the related Seller, as applicable, such party shall return the Lost Note Affidavit to the Custodian.

      The Custodian agrees to indemnify and hold the Buyer and the Sellers, and their respective designees harmless against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, or out-of-pocket expenses, including reasonable attorney's fees, that may be imposed on, incurred by, or asserted against it or them in any way relating to or arising out of a Custodial Delivery Failure or the Custodian's negligence, lack of good faith or misconduct or any breach of the conditions, representations or warranties contained herein. The foregoing indemnification shall survive any termination or assignment of this Custodial Agreement.

               Section 14. Concerning the Custodian.

      In the absence of bad faith on the part of the Custodian, the Custodian may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any request, instruction, certificate, opinion or other document furnished to the Custodian, reasonably believed by the
Custodian to be genuine and to have been signed or presented by the proper party or parties and conforming to the requirements of this Custodial Agreement; but in the case of any Loan Document or other request, instruction, document or certificate which by any provision hereof is specifically required to be furnished to the Custodian, the Custodian shall be under a duty to examine the same in accordance with the requirements of this Custodial Agreement.

      The Custodian undertakes to perform such duties and only such duties as are specifically set forth in this Custodial Agreement. The Custodian shall not have any duties or responsibilities except those expressly set forth in this
Custodial Agreement.

      The Custodian shall not be liable for any error of judgment made in good faith by an officer or officers of the Custodian, unless it shall be conclusively determined by a court of competent jurisdiction that the Custodian was negligent in ascertaining the pertinent facts.

      The Custodian shall not be liable with respect to any action taken or omitted to be taken by it in good faith in accordance with any direction of the
Sellers or the Buyer given under this Custodial Agreement.

      None of the provisions of this Custodial Agreement shall require the
Custodian to expend or risk its own funds or otherwise to incur any liability, financial or otherwise, in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers if it shall have reasonable grounds for believing that repayment of such funds or indemnity satisfactory to it against such risk or liability is not assured to it.

      The Custodian may consult with external counsel and the written advice or any written opinion of counsel shall be full and complete authorization and protection in respect of any action taken or omitted by it hereunder in good faith and in accordance with such advice or opinion of counsel.

                                       15

      Any entity into which the Custodian may be merged or converted or with which it may be consolidated, or any entity resulting from any merger, conversion or consolidation to which the Custodian shall be a party, or any entity succeeding to the business of the Custodian shall be the successor of the
Custodian hereunder without the execution or filing of any paper with any parties hereto or any further act on the part of any of the parties hereto except when an instrument or transfer or assignment is required by law to effect such succession, anything herein to the contrary notwithstanding.

      To help fight the funding of terrorism and money laundering activities, the Custodian will obtain, verify and record information that identifies individuals or entities that establish a relationship or open an account with the Custodian. The custodian will ask for the name, address, tax identification number and other information that will allow the Custodian to identify the individual or entity who is establishing the relationship or opening the account. The Custodian may also ask for the formation documents such as articles of incorporation, an offering memorandum or other identifying documents to be provided.

               Section 15. Term of Custodial Agreement.

      Promptly after written notice from the Buyer of the termination of the
Repurchase Agreement and payment in full of all amounts owing to the Buyer thereunder and under the Note, the Custodian shall deliver all documents remaining in the Loan Files to the Sellers, and this Custodial Agreement shall thereupon terminate.

               Section 16. Notices.

      All demands, notices and communications hereunder shall be in writing and shall be deemed to have been duly given when received by the recipient party at the address shown on its signature page hereto, or at such other addresses as may hereafter be furnished to each of the other parties by like notice. Any such demand, notice or communication hereunder shall be deemed to have been received on the date delivered to or received at the premises of the addressee. Any demand, notice or communication hereunder shall be (i) sent by telecopy, (ii)
delivered in person, or (iii) transmitted by a recognized private (overnight)
courier service. The Custodian's office is located at the address set forth on its signature page hereto, and each party hereto agrees to notify each other party if its address should change.

               Section 17. Governing Law.

      This Custodial Agreement shall be construed in accordance with the laws of the State of New York, and the obligations, rights, and remedies of the parties hereunder shall be determined in accordance with such laws without regard to the conflict of laws doctrine applied in such state.

               Section 18. Authorized Representatives.

      Each individual designated as an authorized representative of the Buyer or its successors or assigns, the Sellers and the Custodian, respectively (an
"Authorized Representative"), is authorized to give and receive notices, requests and instructions and to deliver certificates and documents in connection with this Custodial Agreement on behalf of the Buyer, the Seller and the Custodian, as the case may be, and the specimen signature for each such
Authorized Representative, initially authorized hereunder, is set forth on
Annexes 6, 7 and 8 hereof, respectively. From time to time, the Buyer, the
Sellers or the Custodian or their respective successors or permitted assigns may, by delivering to the others a revised annex, change the information previously given pursuant to this Section 18, but each of the parties hereto shall be entitled to rely conclusively on the then current annex until receipt of a superseding annex.

                                       16

               Section 19. Amendment.

      This Custodial Agreement may be amended from time to time by written agreement signed by the Sellers, the Buyer and the Custodian.

               Section 20. Cumulative Rights.

      The rights, powers and remedies of the Custodian and the Buyer under this
Custodial Agreement shall be in addition to all rights, powers and remedies given to the Custodian and the Buyer by virtue of any statute or rule of law, the Repurchase Agreement or any other agreement, all of which rights, powers and remedies shall be cumulative and may be exercised successively or concurrently without impairing the Buyer's ownership or security interest in the Purchased
Assets.

               Section 21. Binding Upon Successors.

      All rights of the Custodian, the Sellers and the Buyer under this
Custodial Agreement shall inure to the benefit of the Custodian and the Buyer and their successors and permitted assigns.

               Section 22. Entire Agreement; Severability.

      This Custodial Agreement and the other Program Documents contain the entire agreement with respect to the Purchased Assets among the Custodian, the
Buyer and the Sellers. If any of the provisions of this Custodial Agreement shall be held invalid or unenforceable, this Custodial Agreement shall be construed as if not containing such provisions, and the rights and obligations of the parties hereto shall be construed and enforced accordingly.

               Section 23. Execution In Counterparts.

      This Custodial Agreement may be executed in counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same agreement.

               Section 24. Tax Reports.

      The Custodian shall not be responsible for the preparation or filing of any reports or returns relating to federal, state or local income taxes with respect to this Custodial Agreement, other than in respect of the Custodian's compensation or for reimbursement of expenses.

               Section 25. Assignment by the Buyer.

      The Buyer shall have free and unrestricted use of the Purchased Assets and may engage in financing, repurchase, purchase and sale, sale, or similar transactions with the Purchased Assets and otherwise pledge, repledge, transfer, hypothecate or rehypothecate the Purchased Assets and all rights of the Buyer under the Repurchase Agreement (and this Custodial Agreement) to any assignee designated by the Buyer (each, an "Assignee"). The Sellers hereby irrevocably consent to any such assignment. Upon receipt of written notice to the Custodian of any such assignment in the form attached hereto as Annex 10, the Custodian shall mark its records to reflect the pledge or assignment of the Purchased
Assets by the Buyer to the Assignee. The Custodian's records shall reflect the pledge or assignment of the Purchased Assets by the Buyer to the Assignee until such time as the Custodian receives written instructions from the Buyer with consent from the Assignee that the Purchased Assets are no longer pledged or assigned by the Buyer to the Assignee, at which time the Custodian shall change its records to reflect the release of the pledge or assignment of the Purchased

                                       17

Assets, and that the Custodian is holding the Purchased Assets, as custodian for, and for the benefit of, the Buyer.

      If the Buyer has notified the Custodian in writing of such assignment or pledge by delivery to the Custodian of a written notice in the form of Annex 10 hereto, then, upon delivery of notice in the form of Annex 14 by Assignee to the
Custodian of the Buyer's default, Assignee may, subject to any limitations in any agreement between Assignee and the Buyer, (i) require Custodian to act with respect to the related Purchased Assets solely in the capacity of custodian for, and bailee of, Assignee, but nevertheless subject to and only in accordance with the terms of this Custodial Agreement, (ii) require Custodian to hold such
Purchased Assets for the exclusive use and benefit of Assignee, and (iii) assume the rights of the Buyer under this Agreement to furnish instructions to the
Custodian as to the disposition of such Loans and such rights shall be exercisable solely by Assignee. In addition, within three (3) Business Days of receipt of such notice to the Custodian in the form of Annex 14 and receipt by the Custodian of the Trust Receipt from the Assignee, the Custodian shall deliver, in accordance with the written instructions of the Assignee, a Trust
Receipt issued in the name of the Assignee and to the place indicated in any such written direction from the Assignee. The Custodian shall assume that any assignment from the Buyer to Assignee is subject to no limitations that are not expressly set forth in this Custodial Agreement. Until such time as the
Custodian receives notice in the form of Annex 14 from the Assignee that there exists an event of default with respect to a pledge or assignment of its interest in the Loans and Loan Files, the Custodian shall take directions solely from Buyer.

               Section 26. Transmission of Loan Files.

      Prior to any shipment of any Loan Files, or other Loan Documents hereunder, the Seller shall deliver to the Custodian written instructions as to the method of shipment and shipper(s) the Custodian is to utilize in connection with the transmission of Loan Files or other Loan Documents in the performance of the Custodian's duties hereunder. The Sellers shall arrange for the provision of such services at their sole cost and expense (or, at the Custodian's option, reimburse the Custodian for all costs and expenses incurred by the Custodian consistent with such instructions) and will maintain such insurance against loss or damage to Loan Files or other Loan Documents as the Sellers deem appropriate.
Without limiting the generality of the provisions of Section 13 above, it is expressly agreed that in no event shall the Custodian have any liability for any losses or damages to any person, including without limitation, the Sellers, arising out of actions of the Custodian consistent with the instructions of the
Sellers. In the event the Custodian does not receive such written instructions, the Custodian shall be authorized to utilize a nationally recognized courier service.

               Section 27. Record Title; Power of Attorney.

      The Custodian acknowledges and agrees that with respect to any Mortgage or
Note for which the Custodian holds record title, such record title shall be held by the Custodian as agent of the Buyer under this Custodial Agreement until such time that all rights and ownership or security interests of the Buyer in such
Mortgage or Note have terminated in accordance with the terms of the Repurchase
Agreement and this Custodial Agreement. In connection therewith, the Custodian hereby irrevocably constitutes and appoints the Buyer and any officer or agent thereof, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead of the Custodian and in the name of the Custodian or in its own name, from time to time in the Buyer's discretion, to take any and all appropriate action and to execute any endorsements, assignments or other instruments of conveyance or transfer with respect to the Mortgage, the Notes or any other documents in connection with the Purchased Assets. The Custodian hereby ratifies all that said attorneys shall lawfully do or cause to be done by virtue hereof. This power of attorney is a power coupled with an interest and shall be irrevocable.

                                       18

               Section 28. Joint and Several Liability.

      The liability of the Sellers hereunder is joint and several. The
Sellers hereby: (a) acknowledge and agree that the Buyer and the Custodian shall have no obligation to proceed against one Seller before proceeding against the other Seller, (b) waive any defense to their obligations under this Custodial
Agreement, based upon or arising out of the disability or other defense or cessation of liability of one Seller versus the other or of any other Person, and (c) waive any right of subrogation or ability to proceed against any Person.

                            [SIGNATURE PAGE FOLLOWS]

                                       19

      IN WITNESS WHEREOF, this Custodial Agreement was duly executed by the parties hereto as of the day and year first above written.

                                    MORTGAGEIT HOLDINGS, INC.
                                    as Seller, jointly and severally

                                    By: /s/ Glenn J. Mouridy
                                        --------------------
                                    Name: Glenn J. Mouridy
                                          ----------------
                                    Title: President and Chief Financial Officer
                                           -------------------------------------

                                    Address for the Seller:

                                    33 Maiden Lane, 6th Floor
                                    New York, New York 10038
                                    Attention: Michael Zigrossi
                                    Telephone No.: (212) 651-7774
                                    Facsimile No.: (212) 651-4674

                                    MORTGAGEIT, INC.
                                    as Seller, jointly and severally

                                    By: /s/ Robert A. Gula
                                        ------------------
                                    Name: Robert A. Gula
                                          --------------
                                    Title: Chief Financial Officer
                                           -----------------------

                                    Address for the Seller:

                                    33 Maiden Lane, 6th Floor
                                    New York, New York 10038
                                    Attention: Michael Zigrossi
                                    Telephone No.: (212) 651-7774
                                    Facsimile No.: (212) 651-4674

                                    MHL FUNDING CORP.
                                    as Seller, jointly and severally

                                    By: /s/ Donald Epstein
                                        ------------------
                                    Name: Donald Epstein
                                          --------------
                                    Title: Treasurer
                                           ---------

                                    Address for the Seller:

                                    33 Maiden Lane, 6th Floor
                                    New York, New York 10038
                                    Attention: Michael Zigrossi
                                    Telephone No.: (212) 651-7774
                                    Facsimile No.: (212) 651-4674

                                    DEUTSCHE BANK NATIONAL TRUST COMPANY,
                                    as Custodian

                                    By: /s/ Christopher Corcoran
                                        ------------------------
                                    Name: Christopher Corcoran
                                          --------------------
                                    Title: Vice President
                                           --------------

                                    By: /s/ Elaheh Mashhoon
                                        -------------------
                                    Name: Elaheh Mashhoon
                                          ---------------
                                    Title: Authorized Signer
                                           -----------------

                                    Address for Custodian:
                                    1761 East St. Andrew Place
                                    Santa Ana, California 92705
                                    Attention: MG061C
                                    Telephone No.: (714) 247-6000
                                    Facsimile No.: (714) 247-6082

                                    BANK OF AMERICA, N.A., as Buyer

                                    By: /s/ Christopher G. Young
                                        ------------------------
                                    Name: Christopher G. Young
                                          --------------------
                                    Title: Vice President
                                           --------------

                                    Address for Buyer:
                                    214 North Tryon Street
                                    NC1-027-19-01
                                    Charlotte, North Carolina 28255
                                    Attention: Christopher Young
                                    Telephone: (704) 388-8403
                                    Facsimile: (704) 388-9169

                                    And, with respect to Transaction
                                    Notices, a copy to:
                                    214 North Tryon Street
                                    NC1-027-19-01
                                    Charlotte, North Carolina 28255
                                    Attention: Cameron Buchanan
                                    Facsimile No.: (704) 683-9235

                                                                         Annex 1
                                                          to Custodial Agreement

                      REQUIRED FIELDS FOR LOAN TRANSMISSION

1.    Loan #
2.    Seller Name
3.    Address
4.    City
5.    State
6.    Zip
7.    Purchase Price / Original Balance
8.    Interest Rate
9.    Original Term
10.   Remaining Term
11.   P & I Pymt
12.   Property Type
13.   Occupancy
14.   Purpose
15.   Documentation Type
16.   Lien Position (1 or 2)
17.   Fixed/ARM flag
18.   Product Code        (e.g. 3/27, 2/28, Fixed, Balloon)
19.   Section 32 / Hoepa Flag
20.   Note / Closing Date
21.   Seller Purchase Date
22.   First Payment Date
23.   Last Payment Date
24.   Loan Maturity Date
25.   Appraised Value
26.   Sales Price
27.   First Lien Balance  (needed for second liens)
28.   LTV
29.   CLTV
30.   Credit Score
31.   Credit Grade
32.   Index Name
33.   Rate Adjustment Date
34.   Rate Adjustment Frequency
35.   Initial Periodic Cap
36.   Periodic Cap
37.   Gross Margin
38.   Minimum Rate
39.   Maximum Rate
40.   Front end Ratio
41.   Backend Ratio
42.   Prepay Penalty Flag

43.   Prepay Penalty Term
44.   MERS Identification #
45.   Correspondent/Retail/Broker Flag
46.   Correspondent/Broker Name or Code
47.   Closing Agent Code or Name
48.   Title Insurance Company
49.   Wire Amount
50.   Bank Name
51.   ABA #
52.   Account Name
53.   Account #
54.   Reference
55.   Wet/Dry Funding Flag
56.   Current Balance
57.   Cutoff Date
58.   Nest Due Date
59.   Prepay Penalty Description
60.   Initial Rate
61.   Current Loan Status
62.   ARM Convert Flag
63.   Bankruptcy/Foreclosure Flag
64.   # of units
65.   Silent 2nd
66.   Internal score
67.   Seller Income
68.   12 month pay history
69.   Escrow Holdback Amount
70.   Alternative Valuation Method
71.   Negative Amortization Flag
72.   Negative Amortization Limit %
73.   Takeout Investor

                                                                         Annex 2
                                                          to Custodial Agreement

                                                              Customer Code:____

                    [WET FUNDED LOAN][DRY LOAN] TRUST RECEIPT

Overnight Courier Tracking No.______
# of Loans:_______
Original Quantity $_____
Product Type ______

Bank of America, N.A.
214 North Tryon Street
NC1-027-19-01
Charlotte, North Carolina 28255
Attn:  Christopher Young

            Re:   Custodial Agreement, dated as of May 25, 2006 (the "Custodial
Agreement"), among MortgageIT, Inc., MHL Funding Corp. and MortgageIT Holdings,
Inc. as Sellers, Deutsche Bank National Trust Company, as Custodian, and Bank of
America, N.A., as Buyer.

Ladies and Gentlemen:

            In accordance with the provisions of Section 3 of the
above-referenced Custodial Agreement (capitalized terms not otherwise defined herein having the meanings ascribed to them in the Custodial Agreement, or if not defined in the Custodial Agreement, then in that certain Master Repurchase
Agreement dated as of May 25, 2006 between the Sellers and the Buyer (the
"Repurchase Agreement")), the undersigned, as the Custodian, hereby certifies as to each Loan described in the attached Custodian Loan Transmission all matters
(subject to the Exceptions listed therein) set forth in Section 3 of the
Custodial Agreement, subject to the limitation set forth in Section 3(b) of the
Custodial Agreement.

            The delivery of this Trust Receipt evidences that (i) the Custodian has reviewed all documents required to be delivered in respect of each Loan listed herein pursuant to [FOR DRY LOANS: [Section 2(a)(iii] [FOR WET FUNDED
LOANS: Section 2 (a)(ii)] of this Custodial Agreement [and the documents listed in Sections (i), (ii), (iii) and (iv) and in the case of Co-op Loans (xi) of
Annex 16] (and if actually delivered to the Custodian the documents listed in
Sections (v) - (x) of Annex 16) and such documents other than the Exceptions listed herein are in the possession of the Custodian and held as part of the
Loan File for such Loan, (ii) the Custodian is holding each Loan identified on the Custodian Loan Transmission attached hereto, pursuant to the Custodial
Agreement, as the bailee of and custodian for the Buyer and (iii) such documents have been reviewed by the Custodian and appear on their face to be regular and to relate to such Loan and satisfy the requirements set forth in Section 3(a) of the Custodial Agreement and the Review Procedures.

            The Custodian makes no representations as to, and shall not be responsible to verify, (i) the

validity, legality, enforceability, due authorization, recordability, sufficiency, or genuineness of any of the documents contained in each Loan File or (ii) the collectability, insurability, effectiveness or suitability of any such Loan.

            On each date the Custodian delivers to the Buyer a Trust Receipt, it shall supersede the Trust Receipt previously delivered by the Custodian to the
Buyer hereunder. The most recently delivered Trust Receipt, shall control and be binding upon the parties hereto.

                                        DEUTSCHE BANK NATIONAL TRUST COMPANY,
                                        as Custodian

                                        By:
                                        Name:
                                        Title:

                                                                         Annex 3
                                                          to Custodial Agreement

                 FORM OF NOTICE OF SALE AND REQUEST FOR RELEASE

                              Date: _________, ____

            The undersigned, [____________________] (the "Seller"), hereby provides notice of the proposed sale of the below referenced Loans to
____________________ (the "Approved Purchaser"). Such Loans have previously been delivered to DEUTSCHE BANK NATIONAL TRUST COMPANY acting as agent, bailee and custodian (in such capacity "Custodian") for the exclusive benefit of BANK OF
AMERICA, N.A., (the "Buyer") pursuant to the Custodial Agreement dated as of May
25, 2006 (the "Custodial Agreement"), among MORTGAGEIT, INC., MHL FUNDING CORP.
and MORTGAGEIT HOLDINGS, INC. (the "Sellers"), the Custodian, and the Buyer. The
closing date for such sale is ______________ and the anticipated purchase proceeds to be paid to the Buyer directly is ___________ (if amount is zero, remaining Purchased Assets are sufficient and shall not result in a Margin
Deficit).

            The Seller requests release from the Custodian of the following described documentation for the identified Loans, possession of which shall be delivered to the Approved Purchaser in connection with the sale thereof.

     Mortgagor Name     Loan Number      Note Amount      Loan Document
                                                          Delivered

            It is hereby acknowledged that a security interest pursuant to the
Uniform Commercial Code in the Purchased Assets hereinabove described and in the proceeds of the said Purchased Assets has been granted to the Buyer pursuant to the Custodial Agreement.

            In consideration of the aforesaid delivery by the Custodian, the
Seller hereby agrees to hold said Purchased Assets in trust for the Buyer as provided under and in accordance with all provisions of the Custodial Agreement and to return said Purchased Assets to the Custodian no later than the close of business on the tenth day following the date hereof, or if such day is not a
Business Day, the immediately preceding Business Day.

            Please send the referenced documentation to:

      [NAME OF APPROVED PURCHASER]
      [ADDRESS]
      [TELEPHONE]
      [ATTENTION:]

Please deliver documents to the Approved Purchaser via __________________, accompanied by a transmittal letter in the form of Annex 11.

                                        [APPLICABLE SELLER]

                                        By:
                                        Name:
                                        Title:

Acknowledged and Consented to:
BANK OF AMERICA, N.A.

By: _________________________________
Name:
Title:
Date: _______________________________

Capitalized terms not otherwise defined herein are defined in that certain
Master Repurchase Agreement (the "Repurchase Agreement"), dated as of May 25,
2006, among the Sellers and the Buyer.

                                        [APPLICABLE SELLER]

                                        By:
                                        Name:
                                        Title:

                                                                         Annex 4
                                                          to Custodial Agreement

                                REVIEW PROCEDURES

      This Annex sets forth the Custodian's review procedures for each item listed below delivered by the related Seller pursuant to the Custodial Agreement
(the "Agreement") to which this Annex is attached. Capitalized terms used herein and not defined herein shall have the meanings ascribed to them in the
Agreement.

      1.  The Note and the Mortgage each appear to bear an original signature or signatures purporting to be the signature or signatures of the Person or
Persons named as the maker and Mortgagor or grantor, or in the case of copies of the Mortgage permitted under Section 2(b) of the Agreement, that such copies bear a reproduction of such signature.

      2.  The principal amount of the Note is the same as the amount specified on the related Mortgage.

      3.  The mortgagee is the same as the payee on the Note.

      4.  The Mortgage and title insurance policy, to the extent that the title insurance policy has been delivered to the Custodian pursuant to Annex
16(iv) hereto at Buyer's request, contain a legal description other than address, city and state on the first or second page or in a schedule which is incorporated by reference on the first page.

      5.  The notary section (acknowledgment) is present and attached to the related Mortgage and is signed.

      6.  Neither the original Note, nor the copy of the Mortgage delivered pursuant to the Agreement, nor the original Assignment of Mortgage contain any alterations which appear irregular on their face, or if altered, such alterations have the initials of the person(s) named as the Mortgagor.

      7.  Neither the original Note, nor the copy of the Mortgage delivered pursuant to the Agreement, nor the original Assignment of Mortgage contain any notations on their fact which appear in the good faith judgment of the Custodian to evidence any claims, liens, security interests, encumbrances or restrictions on transfer.

      8.  The Note is endorsed to "Pay to the order of ______, without recourse" or in another form acceptable to the Buyer and signed in the name of the last endorsee (the "Last Endorsee").

      9.  Each original Assignment of Mortgage and any intervening assignment of mortgage, if applicable, appears to bear the original signature of the named mortgagee or beneficiary including any subsequent assignors (and any other necessary party), as applicable, or in the case of copies permitted under
Section 2 (b) of the Agreement, that such copies appear to bear a reproduction of such signature or signatures and such copies have been certified by an officer of the Sellers, a title company or escrow closing company as true, complete and correct copies of any originals, and the intervening assignments of mortgage evidence a complete chain of assignment and transfer of the related
Mortgage from the originating Person to the related Seller or, in the case of a
MERS Designated Loan to MERS.

      10. The date of each intervening assignment is on or after the date of the related Mortgage and/or the immediately preceding assignment, as the case may be.

      11. The notary section (acknowledgment) is present and attached to each intervening assignment and is signed.

      12. Based upon a review of the Note, the Loan number, the Mortgagor's name, the address of the Mortgaged Property, the original amount of the Note, the original mortgage interest rate, the maturity date and any other fields as mutually agreed upon as set forth in the Loan Transmission delivered by the related Seller to the Custodian are correct.

      In the case of Wet Funded Loans, the review procedures shall be as follows:

      1.  To the extent any items listed in Annex 16 are available, the procedures set forth above.

                                                                         Annex 5
                                                          to Custodial Agreement

                         REQUEST FOR RELEASE AND RECEIPT

                                                          Date: __________, ____

            The undersigned, [MortgageIT, Inc./MortgageIT Holdings, Inc./MHL
Funding Corp./Next at Bat Lending, Inc.], (the "Seller"), acknowledges receipt from DEUTSCHE BANK NATIONAL TRUST COMPANY AMERICAS acting as bailee of, and custodian for, (in such capacity, the "Custodian") the exclusive benefit of BANK
OF AMERICA, N.A. (the "Buyer") (capitalized terms not otherwise defined herein are defined in that certain Custodial Agreement, dated as of May 25, 2006 (the
"Custodial Agreement") or if not defined in the Custodial Agreement, then in that certain Master Repurchase Agreement dated as of May 25, 2006 between the
Sellers and the Buyer (the "Repurchase Agreement")), of the following described documentation for the identified Loan, possession of which is entrusted to the
Seller solely for the purpose referenced below:

    Mortgagor Name     Loan Number     Note Amount     Mtg. Loan Document

Reason for Requesting File (check one)

___ 1.      Loan Paid in Full.

___ 2.      Correction of Document Deficiencies.

___ 3.      Mortgage Required for Servicing.

___ 4.      Foreclosure.

___ 5.      Other [Describe].

            If item 2, 3, 4 or 5 is checked, it is hereby acknowledged that a security interest pursuant to the Uniform Commercial Code in the Purchased
Assets hereinabove described and in the proceeds of said Purchased Assets has been granted to the Buyer pursuant to the Repurchase Agreement.

            If item 2, 3, 4 or 5 is checked, in consideration of the aforesaid delivery by the Custodian, the Seller hereby agrees to hold said Purchased
Assets in trust for the Buyer as provided under and in accordance with all provisions of the Custodial Agreement and to return said Purchased Assets to the
Custodian no later than the close of business on the tenth day following the date hereof or, if such day is not a Business Day, on the immediately succeeding
Business Day.

            Please deliver the requested file to [ADDRESS], Attention:
_____________, via overnight courier.

                                               [APPLICABLE SELLER]

                                               By:___________________________
                                                  Name:
                                                  Title:

Acknowledged and Consented to:

BANK OF AMERICA, N.A.

By:__________________________________
   Name:
   Title:

Date:________________________________

Documents returned to Custodian:

_____________________________________

By:__________________________________
   Name:
   Title:

Date:________________________________

                                                                         Annex 6
                                                          to Custodial Agreement

                       AUTHORIZED REPRESENTATIVES OF BUYER

      Name                                   Specimen Signature

      _____________________________          _____________________________

      _____________________________          _____________________________

      _____________________________          _____________________________

      _____________________________          _____________________________

                                                                         Annex 7
                                                          to Custodial Agreement

                      AUTHORIZED REPRESENTATIVES OF SELLERS

      MORTGAGEIT, INC.
      Name                                   Specimen Signature

      _____________________________          _____________________________

      _____________________________          _____________________________

      _____________________________          _____________________________

      _____________________________          _____________________________

      _____________________________          _____________________________

      MHL FUNDING CORP.
      Name                                   Specimen Signature

      _____________________________          _____________________________

      _____________________________          _____________________________

      _____________________________          _____________________________

      _____________________________          _____________________________

      _____________________________          _____________________________

      MORTGAGEIT HOLDINGS, INC.
      Name                                   Specimen Signature

      _____________________________          _____________________________

      _____________________________          _____________________________

      _____________________________          _____________________________

      _____________________________          _____________________________

      _____________________________          _____________________________

                                                                         Annex 8
                                                          to Custodial Agreement

                     AUTHORIZED REPRESENTATIVES OF CUSTODIAN

      Name                                   Specimen Signature

      _____________________________          _____________________________

      _____________________________          _____________________________

      _____________________________          _____________________________

      _____________________________          _____________________________

      _____________________________          _____________________________

      _____________________________          _____________________________

                                                                         Annex 9
                                                          to Custodial Agreement

                           FORM OF LOST NOTE AFFIDAVIT

            I, as ___________________________ (title) (hereinafter called
"Deponent") of Deutsche Bank National Trust Company (the "Custodian"), am
authorized to make this Lost Note Affidavit (this "Affidavit") on behalf of the
Custodian. In connection with the administration of the Loans held by the
Custodian on behalf of BANK OF AMERICA, N.A. (the "Buyer"), Deponent being duly sworn, deposes and says that:

            1.    Custodian's address is:

                  1761 East St. Andrew Place
                  Santa Ana, California 92705

            2.    Custodian previously delivered to the Buyer a Custodian
Loan Transmission, a Trust Receipt and an Exception Report with respect to that certain Note made by ___ in an original principal balance of $___, secured by a
Mortgage on a property located at____, which did not indicate such Note is missing;

            3.    Such Note was assigned or sold to the Buyer by [MortgageIT,
Inc./MortgageIT Holdings, Inc./MHL Funding Corp.] pursuant to the terms and provisions of a Master Repurchase Agreement dated and effective as of May 25,
2006;

            4.    Such Note is not outstanding pursuant to a Request for
Release of Documents;

            5.    Aforesaid Note (hereinafter called the "Original") has been lost;

            6.    Deponent has made or has caused to be made diligent search for the Original and has been unable to find or recover same;

            7.    The Custodian was the Custodian of the Original at the time of loss;

            8.    Deponent agrees that, if said Original should ever come into
Custodian's possession, custody or power, Custodian will immediately and without consideration surrender the Original to the Buyer;

            9.    Attached hereto is a true and correct copy of (i) the Note, endorsed in blank, as provided by [APPLICABLE SELLER] or its designee and (ii)
the Mortgage which secures the Note, which Note is recorded at ________________;

            10.   Deponent hereby agrees that the Custodian (a) shall
indemnify and hold harmless the [Buyer][Seller], its successors, and assigns, against any loss, liability or damage, including reasonable attorney's fees, resulting from the unavailability of any Originals, including but not limited to any loss, liability or damage arising from (i) any false statement contained in this Affidavit, (ii) any claim of any party that it has already purchased a Loan evidenced by the Originals or any interest in such Loan, (iii) any claim of any
Seller with respect to the existence of terms of a Loan evidenced by the
Originals, (iv) the issuance of new instrument in lieu thereof and (v) any claim whether or not based upon or arising from honoring or refusing to honor the
Original when presented by anyone (items (i) through (iv) above are hereinafter referred

to as the "Losses"); and

            11.   This Affidavit is intended to be relied on by the Buyer,
its successors, and assigns and the Custodian represents and warrants that it has the authority to perform its obligations under this Affidavit.

                                        EXECUTED THIS ______ day of
                                        _________, ______, on behalf of
                                        the Custodian by:

                                        ___________________________________
                                        Signature

                                        ___________________________________
                                        Typed Name

            On this _________ day of _______________________, ____, before me appeared ____________________________________________, to me personally know, who being duly sworn did say that she/he is the ______________________________
of ______________________, and that said Lost Note Affidavit was signed and sealed on behalf of such corporation and said _____________________________
acknowledged this instrument to be the free act and deed of said corporation.

_____________________________________
Notary Public in and for the
State of ___________________________.

My Commission expires: ______________.

                                                                        Annex 10
                                                          to Custodial Agreement

                              NOTICE OF ASSIGNMENT

To:         [APPLICABLE SELLER]

From:       ____________________________

Date:       ____________________________

            You are hereby notified that as of [date] the undersigned has assigned all of its right, title and interest in and to the Loans identified in the schedule attached hereto to [Assignee's name and address]. You are hereby instructed to hold such Loans pursuant to the terms of the Custodial Agreement, dated as of May 25, 2006 (the "Custodial Agreement"), among MortgageIT, Inc.,
MHL Funding Corp. and MortgageIT Holdings, Inc. (the "Sellers"), Deutsche Bank
National Trust Company., (the "Custodian"), and Bank of America, N.A. (the
"Buyer") for the sole and exclusive benefit of [name of Assignee] subject to the terms of the Custodial Agreement by which [name of Assignee] hereby agrees to be bound.

            When you have received written instructions from the Buyer with the
Assignee's consent thereon that the Loans are no longer assigned by the Buyer to the Assignee, you shall change your records to reflect the release of the pledge of the Loans and that you are holding the Loans as custodian for, and for the benefit of, the Buyer.

                                        BANK OF AMERICA, N.A.

                                        By:
                                        Name:
                                        Title:

                                        Date:

                                        [NAME OF ASSIGNEE]

                                        By:
                                        Name:
                                        Title:

                                        Date:

                                                                        Annex 11
                                                          to Custodial Agreement

                        (THIRD PARTY) TRANSMITTAL LETTER

                             [Custodian Letterhead]

[Approved Purchaser]

_______________________________

_______________________________

Re:   ______________________________

Ladies and Gentlemen:

            Attached please find those Loans listed separately on the attached schedule, which Loans are owned by _________________ and are being delivered to you for purchase.

            Capitalized terms used herein and not otherwise defined shall have the meanings set forth in that certain Custodial Agreement, dated as of May 25,
2006 (the "Custodial Agreement"), among MortgageIT, Inc., MHL Funding Corp. and
MortgageIT Holdings, Inc. as Sellers, Deutsche Bank National Trust Company, as
Custodian, and Bank of America, N.A., as Buyer, and if not defined in the
Custodial Agreement, then in that certain Master Repurchase Agreement (the
"Repurchase Agreement"), dated as of May 25, 2006, between the Sellers and the
Buyer.

            The Loans comprise a portion of the "Purchased Assets." Each of the
Loans is subject to a security interest in favor of the Buyer, which security interest shall be automatically released upon remittance of the purchase price for such Loan (the "Payoff Amount") by wire transfer to the following account:

                               WIRE INSTRUCTIONS:

               Bank Name:    Bank of America, N.A.

               ABA #: 111000012
               Account #: 1292000883

               Account Name: CORP CREDIT SERVICES
               Ref: REPO-MortgageIT
               Attention: Ngozi Ebete

            Pending the purchase of each Loan and until the Payoff Amount is received, the aforesaid security interest therein will remain in full force and effect, and you shall hold possession of such Purchased Assets and the documentation evidencing same as custodian, agent and bailee for and on behalf of the Buyer. In the event that any Loan is unacceptable for purchase, return the rejected item directly to the Custodian at its address set forth below. In no event shall any Loan be returned to, or sales proceeds remitted to, any of the

Sellers. The Loan must be so returned or Payoff Amount remitted in full no later than ten (10) days from the date hereof. If you are unable to comply with the above instructions, please so advise the undersigned Custodian immediately.

            NOTE: BY ACCEPTING THE LOANS DELIVERED TO YOU WITH THIS LETTER, YOU
CONSENT TO BE THE CUSTODIAN, AGENT AND BAILEE FOR THE BUYER ON THE TERMS
DESCRIBED IN THIS LETTER. THE CUSTODIAN REQUESTS THAT YOU ACKNOWLEDGE RECEIPT OF
THE ENCLOSED LOANS AND THIS LETTER BY SIGNING AND RETURNING THE ENCLOSED COPY OF
THIS LETTER TO THE CUSTODIAN; HOWEVER, YOUR FAILURE TO DO SO DOES NOT NULLIFY
SUCH CONSENT.

                                        Very truly yours,
                                        DEUTSCHE BANK TRUST COMPANY AMERICAS

                                        ____________________
                                        as Custodian

                                        By:
                                        Name:
                                        Title:

                                        Address:  ______________________

                                                  ______________________

RECEIPT ACKNOWLEDGED:

[APPROVED PURCHASER]

By________________________
  Name:
  Title:
Date: ________________

                                                                        Annex 12
                                                          to Custodial Agreement

                           [ATTORNEY'S BAILEE LETTER]

                        [Letterhead of Applicable Seller]

                                ________ ___, _____
Name of Attorney
[Address]

Custodian: Deutsche Bank National Trust Company
           1761 East St. Andrew Place
           Santa Ana, California 92705
           Attn:
           Facsimile:
           Telephone:

Buyer:     Bank of America, N.A.                   Seller:   [APPLICABLE SELLER]
           214 North Tryon Street
           NC1-027-19-01
           Charlotte, North Carolina 28255

Dear Sir or Madam:

            From time to time, we, MortgageIT, Inc., MHL Funding Corp. and
MortgageIT Holdings, Inc. (the "Seller"), will send to you (or have sent to you)
Loans for which you have agreed to commence and prosecute a foreclosure action.
In connection with such foreclosure activities, [copies of](1) one or more of the documents evidencing or otherwise relating to such Loans ("Documents") will be delivered to you.

            Bank of America, N.A. (the "Buyer"), has financed the sale to us or origination of such Loans, and with such sale or origination we granted an ownership and/or security interest in the Documents referred to below and the
Loans to which such Documents relate to the Buyer. Deutsche Bank National Trust
Company (the "Custodian") is acting as custodian for the Buyer in connection with the Documents.

            Whenever we send you Documents to be covered by this letter agreement, we will send such Documents to you under a transmittal letter identifying the specific documents delivered, and the Loan(s) to

____________________

(1)   For Acceptable Attorneys to whom copies of the Documents are sent.

which they relate, with a space at the end of the letter for you to sign and to acknowledge your receipt of such Documents. Upon your receipt of any such
Documents, you hereby agree to fax to the Buyer and the Custodian, no later than three (3) Business Days after your receipt thereof, our transmittal letter, signed in the acknowledgment space by you, pursuant to which you (i) acknowledge receipt of the Documents listed in the transmittal letter, and (ii) acknowledge that with respect to such listed documents you are acting as bailee of the Buyer in accordance with the terms of this Attorney's Bailee Letter.

            By signing this letter agreement below where indicated, (a) you agree that on and after the date hereof until you are otherwise notified by the
Buyer or the Custodian, any Documents delivered to you as described above will be held by you as bailee for the Buyer, (b) you certify that, as of the date of your receipt of any Documents, you have not received notice of any interest of any other person or entity in such Documents or the related Loans, (c) you agree that you will commence and diligently prosecute foreclosure proceedings with respect to the Loan to which any such Documents relate and (d) you certify that if either you or your law firm has any security interest in the Documents or the
Loan to which those Documents relate you agree to waive any interest you or your firm may acquire therein at any time, whether arising pursuant to law or otherwise or to refuse delivery of such Documents and return them immediately to the Custodian.

            The Seller and the Buyer hereby irrevocably instruct you that any
Documents in your possession are to be held by you as bailee for the Buyer, as provided herein until they are returned to the Custodian at the address noted
above together with a copy of this letter agreement; provided that if the Buyer or the Custodian notifies you that the Buyer's interest in any of the above-referenced Loans has been released or did not attach (the "Release
Notice"), from the date of such Release Notice you will hold the Documents relating to such Loan (and no others) as bailee for the Seller, in which case you will follow the Seller's instructions regarding such Documents, and such
Documents shall be released to the Seller at the address noted above, or its designee, upon conclusion of the foreclosure action, instead of returning them to the Custodian; and provided further that prior to the date of any Release
Notice, notwithstanding anything herein or elsewhere to the contrary, if you receive instructions from the Buyer or the Custodian which do not comport with instructions you may have received from the Seller, including, without limitation, instructions to deliver the Documents to the Custodian, the Buyer or any other person or entity, you shall abide by the instructions of the Custodian or Buyer.

            You agree to immediately give telephonic notice (followed by written notice) to the Custodian if you receive notice or any inquiry from any other person or entity of or with respect to any interest in the Documents or the related Loan and you agree that you shall immediately notify each such person in writing, with a copy to the Custodian, of the prior interest of the Buyer therein.

            This letter agreement supersedes any letter agreement or other agreement or arrangement that may exist between you and the Seller.
Notwithstanding any contrary understanding with you, the Seller or any other person or entity, or any instructions to you from the Seller, the Seller or any other person or entity, you shall abide by the terms of this letter. No deviation in performance of the terms of any previous letter agreement between you and any of the undersigned shall alter any of your duties or responsibilities as set forth herein.

            Because time is of the essence, please promptly sign and date the enclosed copy of this letter agreement and return it via overnight delivery service to the Custodian at the above address and via telecopier and send a copy of this executed letter agreement to the Seller. It is important that the
Custodian receive a copy of this letter agreement executed by you. Thank you for your cooperation in

assisting us with this project.

NOTE: BY ACCEPTING THE LOANS DELIVERED TO YOU WITH THIS LETTER, YOU CONSENT TO
BE THE CUSTODIAN, AGENT AND BAILEE FOR THE BUYER ON THE TERMS DESCRIBED IN THIS
LETTER. THE CUSTODIAN REQUESTS THAT YOU ACKNOWLEDGE RECEIPT OF THE ENCLOSED
LOANS AND THIS LETTER BY SIGNING AND RETURNING THE ENCLOSED COPY OF THIS LETTER
TO THE CUSTODIAN; HOWEVER, YOUR FAILURE TO DO SO DOES NOT NULLIFY SUCH CONSENT.

                                        Very truly yours,

                                        [APPLICABLE SELLER], SELLER

                                        By
                                        Name:
                                        Title:

                                        BANK OF AMERICA, N.A., BUYER

                                        By
                                        Name:
                                        Title:

ACKNOWLEDGED AND AGREED:

By:

Print Name:

Date:

                                                                         Rider A

                      [Letterhead of _____________________]

                           ________________ ____, ______

Name of Attorney
[Address]

Re:   Mortgagor:
      Address of Property:
      Loan Number:

Dear ___________________:

            We refer to that certain letter (the "Attorney's Bailee Letter"), dated ________________, ____, from us to you and signed by us and by BANK OF
AMERICA, N.A., as Buyer (the "Buyer"), describing the terms under which you agreed to hold certain Loan documents to be sent to you from time to time under the Attorney's Bailee Letter.

            The following documents evidencing or otherwise relating to the above-referenced Loans (collectively, the "Documents") are being sent to you under cover of this letter for the purpose of commencement and prosecution of a foreclosure action:

                 [LIST ONLY THOSE DOCUMENTS THAT ARE BEING SENT]

      (i)   The [original] [copy of the] Note.

      (ii)  The [original] [copy] of the guarantee executed in connection with the Note.

      (iii) The [original] [copy of the] Mortgage with evidence of recording thereon, or a certified copy thereof.

      (iv)  The [originals] [copies] of all assumption, modification, consolidation or extension agreements (if any) with evidence of recording thereon, or certified copies thereof.

      (v)   An [original] [copy of the] Assignment of Mortgage endorsed in blank.

      (vi)  The [original] [copy of the] [attorney's opinion of title and abstract of title] or [the original mortgagee title insurance policy], [or if the original mortgagee title insurance policy has not been issued, the irrevocable commitment to issue the mortgagee title insurance policy [as marked by the title company or its authorized agent]], [or the preliminary title report for appropriate jurisdictions].

      (vii) The [original] [copy] of any security agreement, chattel mortgage or equivalent document executed in connection with the Loan.

      (viii)The [original] [copy of the] power of attorney or other authorizing instrument [with evidence of recording thereon].

      (ix)  [Identify any other documents which may be sent].

            Please sign this letter in the space provided below to indicate your acknowledgment of receipt of the documents listed above with respect to the
Loan(s) identified above, and to confirm that you will hold such documents as bailee for the Buyer under and in accordance with the terms of the Attorney's
Bailee Letter. As required by the Attorney's Bailee Letter, please fax to the
Buyer and the Custodian (with a copy to us), a copy of this letter signed by you, not later than three (3) business days after your receipt of this letter.
We appreciate your cooperation.

                                        Sincerely yours,

                                        _____________________

                                        By:
                                        Name:
                                        Title:

ACKNOWLEDGMENT:

      I acknowledge receipt of the Documents as listed above in this letter and of notice of the security interests in such documents described in the
Attorney's Bailee Letter referred to above. I confirm the certifications made by me in the Attorney's Bailee Letter with respect to such documents and agree to act as bailee for the Buyer with respect to such documents on the terms set forth in the Attorney's Bailee Letter and to comply in all other respects with the terms of the Attorney's Bailee Letter.

                                        Print Name:

                                        Date:

                                                                        Annex 13
                                                          to Custodial Agreement

                                 Exception Codes

                                                                        Annex 14
                                                          to Custodial Agreement

            [NOTICE BY ASSIGNEE TO CUSTODIAN OF THE BUYER'S DEFAULT]

Deutsche Bank National Trust Company
1761 East Street Andrew Place
Santa Ana, California 92705
Attn: Mortgage Custody MGO5OC

                         Re: Default by Buyer

Ladies and Gentlemen:

            Notice is hereby given that Bank of America, N.A. (the "Buyer") has materially defaulted in its obligations under an agreement between Assignee and the Buyer relating to the financing by Assignee of the Buyer's payment of the
Purchase Price with respect to the Loans described on Schedule 1 hereto.
Assignee hereby (i) directs that Custodian act with respect to the related Loan
Files solely in the capacity of custodian for, and bailee of, Assignee, (ii)
directs that Custodian hold such Loan Files for the exclusive use and benefit of
Assignee and (iii) assumes the rights of the Buyer to furnish instructions to
Custodian as to the disposition of such Loan Files and such rights shall be exercisable solely by Assignee.

            Please acknowledge the foregoing by signing below and returning a copy of this notice to us at [address].

                                        Very truly yours,

                                        [ASSIGNEE]

                                        By:
                                        Name:
                                        Title:

RECEIPT ACKNOWLEDGED:

DEUTSCHE BANK NATIONAL TRUST COMPANY

By:
Name:
Title:

cc:   Bank of America, N.A.
      MortgageIT, Inc.
      MHL Funding Corp.
      MortgageIT Holdings, Inc.

                                                                       Annex 15
                                                          to Custodial Agreement

                      LIST OF UNAPPROVED SETTLEMENT AGENTS

                                      None

                                                                        Annex 16
                                                          to Custodial Agreement

                          LOAN FILE SUBMISSION PACKAGE

      With respect to each Loan being offered by a Seller for pledge to the
Buyer, pursuant to the Repurchase Agreement, the related Seller shall deliver and release to Custodian the following documents:

                  (i)  The original Note bearing all intervening endorsements and evidencing a complete chain of title from the originator to the related Seller endorsed, "Pay to the order of ______, without recourse" or in another form acceptable to the Buyer and signed in the name of the last endorsee (the "Last Endorsee"); (if applicable), the original assumption agreement, together with the original of any surety agreement or guaranty agreement relating to the Note or any such assumption agreement, and if the Note has been signed by a third party on behalf of the Mortgagor, the original power of attorney or other instrument that authorized and empowered such entity to sign or a certified copy of such power of attorney together with an officer's certificate from the Seller (or a certificate from the county recorder's office ) certifying that such copy presents a true and correct reproduction of the original and that such original has been duly recorded or delivered for recordation in the appropriate records of the jurisdiction in which the related Mortgaged
      Property is located or (B) a copy of the Mortgage Note, together with a lost note affidavit, providing indemnification to the holder thereof for any losses incurred due to the fact that the original Mortgage Note is missing;

                  (ii)  A Mortgage meeting one of the following requirements:

                       (A) The original Mortgage bearing evidence that the
      Mortgage has been duly recorded in the records of the jurisdiction in which the Mortgaged Property is located; or

                       (B) a copy of the Mortgage certified by either (i) an
      officer of the Seller, title company or escrow closing company (which may be a blanket officer's certificate of the Sellers covering all such
      Loans), or (ii) the county recorder's office, certifying that such copy represents a true and correct reproduction of the original.

                  (iii) Except with respect to a MERS Designated Mortgage Loan, the original Assignment of Mortgage assigned in blank (or in another form acceptable to Buyer) signed in the name Last Endorsee.

                  (iv)  upon request of Buyer, the original policy of title
      insurance (or an irrevocable commitment for title insurance, if the policy is being held by the title insurance company pending recordation of the
      Mortgage) or attorney's opinion of title provided, however, that no such policy shall be delivered in connection with any second lien Loan with an original principal balance not in excess of $50,000;

                  (v)   the original of the guarantee executed in connection
      with the Note (if any);

                  (vi)  the original of any security agreement, chattel mortgage or equivalent document executed in connection with the Loan (if any);

                  (vii) the originals, if any, of all assumption, modification, consolidation or extension agreements with evidence of recording thereon, or copies thereof bearing the certification on the face

thereof that such copy represent true and correct copies of the originals and that such originals have each been submitted for recordation in the appropriate governmental recording office of the jurisdiction where the Mortgaged Property is located.

                  (viii) a computer tape and Loan Transmission containing the information set forth on Annex 1 of this Agreement.

                  (ix)  upon request by the Buyer, the certificate of primary mortgage guaranty insurance, if any, issued with respect to such Loan.

                  (x)   [Reserved]

                  (xi)  with respect to each Co-op Loan, (i) the original Note bearing all intervening endorsements, endorsed "Pay to the order of
      ________, without recourse" and signed in the name of the last endorsee by an authorized officer of the last endorsee (in the event that the Mortgage
      Loan was acquired in a merger, the signature must be in the following form: "[owner], successor by merger to [name of predecessor]"; in the event that the Mortgage Loan was acquired or originated while doing business under another name, the signature must be in the following form:
      "[owner], formerly known as [previous name]"); (ii) the originals of all assumption, modification, consolidation or extension agreements, in each case with evidence of recording thereon, if any; (iii) a Uniform
      Commercial Code (UCC) financing statement (UCC-1), and any UCC financing statement changes (UCC-3), bearing the file stamp of the relevant filing office(s); (iv) a certified copy of the assignment of the UCC financing statement (UCC-3) from last assignee in blank; (v) the Co-op Shares, membership certificate, or other contractual agreement evidencing ownership; (vi) the original executed blank stock power; (vii) a copy of the Proprietary Lease or occupancy agreement; (viii) a copy of the recognition agreement and an assignment of the recognition agreement in blank, if applicable; (ix) the original or copies of any security agreement, chattel mortgage or equivalent document executed in connection with the Mortgage (if any); and (x) the original assignment of Proprietary
      Lease or occupancy agreement, in blank, if applicable.

                  (xii) upon request by the Buyer, a copy of the Insured Closing
      Letter and Escrow Letter.

                                                                        Annex 17
                                                          to Custodial Agreement

                                   [Reserved]

                                                                        Annex 18
                                                          to Custodial Agreement

                          [FORM OF TRANSACTION NOTICE]

                                        ____________, 200_

Bank of America, N.A.
214 North Tryon Street
NC1-027-19-01
Charlotte, North Carolina 28255
Attention: Chris Young

[CUSTODIAN NAME AND ADDRESS]

Transaction No._____________

Ladies and Gentlemen:

            The undersigned executes and delivers this notice (the "Notice")
pursuant to the requirements of the Master Repurchase Agreement, dated as of May
25, 2006 (the "Repurchase Agreement"), between Bank of America, N.A. (the
"Buyer"), MortgageIT, Inc., MHL Funding Corp. and MortgageIT Holdings, Inc. (the
"Sellers") and the Custodial Agreement dated as of May 25, 2006, among Sellers,
Buyer and Deutsche Bank National Trust Company (the "Custodian") in connection with the sale thereunder on _________ __, 200__ (the "Purchase Date") of the
Purchased Assets identified on Schedule A attached hereto. All capitalized terms used in this Notice without definition shall have the same meanings herein as they have in the Repurchase Agreement.

            1.    The Seller is in compliance with all of the terms and
conditions of the Custodial Agreement. The Loan File as defined in the Custodial
Agreement is complete and has been delivered to Buyer;

            2.    The Seller hereby represents and certifies to the Buyer that as of the date hereof, all of the conditions set forth in Section 10 of the
Repurchase Agreement to the proposed Transaction to which this Notice relates have been satisfied;

            3.    The Purchased Assets, which are identified on such Computer
Tape, satisfy the requirements of the eligibility set forth in the Repurchase
Agreement and all related agreements among Buyer and Sellers;

            4.    Upon payment by Buyer of the Purchase Price in respect of
the Transaction involving the Purchased Assets, (a) all of the right (including the power to convey title thereto), title and interest in and to each Purchased
Asset is hereby transferred, assigned, set over and otherwise conveyed to the
Buyer and (b) with respect to the Purchased Assets, all of the rights (but not the obligations) of the Seller under the related Servicing Agreement are hereby assigned by the Buyer to the Seller;

            5.    Wire amount to be sent by Seller to Purchaser prior to
Purchaser's delivery of Purchase Price pursuant to Section 8 below ("Seller's
Wire"):

            6.    The general terms of the sale are:

                  A.    Aggregate outstanding principal amount of the Purchased
                        Assets as of the Purchase Date:_________

                  B     Purchase Date:___________
                  C.    Pricing Rate: [0.50%/0.15%]
                  D.    Purchase Price:___________
                  E.    Total outstanding Purchase Price of all Transactions
                        under the Repurchase Agreement:____________
                  F.    Name of originator__________
                  G.    LIBOR: __________
                  H.    Repurchase Date: __________

            7.    [There are no security interests relating to or affecting
any or all of the Purchased Assets.] [Prior to the sale of the Purchased Assets pursuant to the Repurchase Agreement, Deutsche Bank Trust Company America had a
security interest in such Purchased Assets and has entered into a release, the original of which is attached hereto.]

            8.    Purchase Price Payment Instructions: The Seller hereby
requests that the Buyer accommodate the Seller by wiring an amount equal to
______________________ (which shall be the Purchase Price plus the Seller's
Wire) to the following entity at the wire instructions set forth below:

                  ______________________

                  ______________________

                  ______________________

                  ______________________

      IN WITNESS WHEREOF, the parties hereto have executed and delivered this
Notice as of the date first above written.

                                        [APPLICABLE SELLER], as Seller

                                        By:
                                        Name:
                                        Title: